                                 [DUPLICATE ORIGINAL]

                                  WARRANT AGREEMENT


          This WARRANT AGREEMENT (the "Agreement"), dated as of October 1, 1997 is made by and between Henry Company, a California corporation (the "Company"), and Warner W. Henry Living Trust (the "Grantee").

          WHEREAS, the Company and the Grantee desire to set forth certain terms and instructions regarding the issuance, division, transfer and exercise of the Company's warrant to purchase shares of Class A Common Stock, no par value per share, and shares of Common Stock, no par value per share (the "Capital Stock") of the Company being granted to the Grantee in consideration of certain loans made by Grantee to the Company;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.   WARRANT.

          1.1 GRANT OF WARRANTS. The Company hereby grants to the Grantee warrants (the "Warrants") to purchase 12,000 shares of Class A Common Stock and 388,000 shares of Common Stock (together, the "Capital Stock"), subject to the terms and conditions set forth herein. Each Warrant shall give the Grantee the right to purchase one share of Capital Stock.

          1.2 FORM OF CERTIFICATE. The Warrants shall be evidenced by a certificate substantially in the form of EXHIBIT A hereto (the "Warrant Certificate"), which shall evidence the right of the holder thereof to purchase such number of shares of Capital Stock as are stated on the face of such Warrant Certificate.

          1.3 EXECUTION. The Warrant Certificate shall be executed on behalf of the Company by its Chairman of the Board, President, Executive or Senior Vice President or Chief Financial Officer, and by its Secretary or an Assistant Secretary. The signature of any of such officers may be manual or facsimile. If the Warrant Certificate bears the signatures of individuals who were at any time the proper officers of the Company, such signatures shall bind the Company, notwithstanding that any of such individuals shall have ceased to hold such offices prior to the delivery of the Warrant Certificate or did not hold such offices on the date of this Agreement.

          1.4 LEGEND. So long as required thereunder, the Warrant Certificate (including each Warrant Certificate issued upon the transfer or partial exercise of the Warrants) and each certificate for shares of Capital Stock issued upon exercise of the Warrants or the transfer of any such Capital Stock, shall be stamped or otherwise imprinted as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE COMPANY'S REQUEST, PROVIDE TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


A copy of this Agreement shall be filed with the Secretary of the Company and shall be kept at its principal executive office.


     SECTION 2.   OWNERSHIP AND TRANSFERABILITY.

          2.1 OWNERSHIP. The Warrant Certificate shall be numbered and shall be registered in the books of the Company (the "Warrant Register") maintained at the principal office of the Company at the address specified in
Section 10 hereof. The Company shall be entitled to treat the registered holder of the Warrant (the "Holder") whose name appears in the Warrant Register as the owner in fact thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone or any notice to the contrary).

          2.2 TRANSFERABILITY. Title to the Warrant Certificate may be transferred only by endorsement (by the Holder executing the form of assignment attached hereto as EXHIBIT B) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Any attempted disposition made in violation of the terms of this Agreement shall automatically be null and void.

     SECTION 3.   TERM OF WARRANTS; EXERCISE OF WARRANTS.

          3.1 TERM OF WARRANTS. Subject to the terms of this Agreement, the Warrant may be exercised, at any time after the date hereof, in whole and from time to time in part, at the option of the Holder, until 5:00 p.m., Los Angeles time, on September 30, 2012 (the "Expiration Date").

          3.2 EXERCISE OF WARRANT. Warrants shall be exercised, in whole or in part, by the Holder surrendering the Warrant Certificate with the form of election to purchase attached thereto duly executed by such Holder, to the Company at its principal office,

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accompanied by payment, by wire transfer or by certified or cashier's check, of the purchase price payable in respect of the Capital Stock issuable upon exercise of the Warrants evidenced by the Warrant Certificate being purchased. If less than all of the Capital Stock issuable upon exercise of the Warrants evidenced by the Warrant Certificate is purchased, the Company will, upon such exercise, execute and deliver to the Holder a new Warrant Certificate (dated the date of the original Warrant Certificate) evidencing the number of shares of Capital Stock not so purchased. As soon as practicable after such exercise and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates representing the shares of Capital Stock purchased upon such exercise.

          3.3 NO FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of the Warrants. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay a cash adjustment in an amount equal to the same fraction of the Fair Market Value (as defined in Section 7) per share of Capital Stock on the day of exercise.

     SECTION 4. REPLACEMENT OF WARRANT CERTIFICATE. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of the mutilated Warrant Certificate, the Company at its expense shall execute and deliver, in lieu of the Warrant Certificate, a new Warrant Certificate of the same form and amount.

     SECTION 5. RESERVATION OF SHARES. A number of shares of Capital Stock sufficient to provide for the exercise of the Warrants upon the terms of exercise set forth herein and in the Warrant Certificate shall at all times be reserved out of the Company's authorized but unissued shares of Capital Stock.

     SECTION 6. CANCELLATION OF WARRANT. If the Company purchases or otherwise acquires a Warrant Certificate, the same shall thereupon be cancelled. The Company shall cancel any Warrant Certificate surrendered for exchange, substitution, transfer or exercise in whole or in part. Cancelled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

     SECTION 7. CONVERTED WARRANT. At its option, the Holder may request pursuant to this Section 7 that the Company exchange the Warrant Certificate for a particular number of shares of Capital Stock subject to the Warrants (the "Converted Warrant Shares") by delivering to the Holder, without payment by the Holder of any cash or other consideration as exercise price, that number of shares of Capital Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the Fair Market Value (as defined below) of a single share of Capital Stock, determined in each case as of the close of business on the date of exercise. The "Net Value" of Converted Warrant Shares shall equal (A) the aggregate Fair Market Value of the Converted Warrant Shares (i.e.

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the Fair Market Value per share for the Converted Warrant Shares times the number of Converted Warrant Shares) minus (B) the aggregate exercise price for the Converted Warrant Shares (i.e. the exercise price per share for the Converted Warrant Shares times the number of Converted Warrant Shares). The "Fair Market Value" of Converted Warrant Shares shall equal (i) the average of (X) the daily closing prices per share of Capital Stock for the five trading days immediately preceding the date of exercise or exchange on the principal stock exchange or over-the-counter market on which the Capital Stock is traded or (Y) the average of the closing bid and ask prices per share of Capital Stock for such five trading days if the Capital Stock is then traded in a market for which such prices are readily available and daily closing prices are not readily available, or (ii) that value per share of Capital Stock determined by the Board of Directors of the Company acting in good faith if the Capital Stock is not then traded on a stock exchange or over-the-counter market for which either such prices are readily available. For purposes of this Section 7, all references to the "Capital Stock" shall refer to the shares of Class A Common Stock or Common Stock, as applicable, evidenced by the Warrant Certificate or sought to be delivered by the Company. All other provisions of the Warrant shall apply to any such exchange of the Warrant pursuant to the terms of this Section 7.

     SECTION 8.   ADJUSTMENTS.

          8.1     CALCULATION OF ADJUSTMENT.

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          (a)     MERGER, SALE OF ASSETS, ETC.  If at any time while these
Warrants, or any portion thereof, are outstanding and unexpired there shall be
(i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of Capital Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of Warrants shall thereafter be entitled to receive upon exercise of each Warrant, during the period specified therein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the share of Capital Stock deliverable upon exercise of the Warrant would have received in such reorganization, consolidation, merger, sale or transfer if the Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to any further adjustment required by this Section 8.1. The foregoing provisions of this Section 8.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of the Warrants. If the per-share consideration payable to the holders of Capital Stock in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of this provision and the other provisions of the Warrants and Warrant Certificate with respect to the rights and interests of the Holder after the transaction, to the end that all such provisions shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property that may become deliverable after that event upon exercise of the Warrants.

          (b) RECLASSIFICATION, ETC. If, at any time while these Warrants, or any portion thereof, are outstanding and unexpired, the Company shall change, by reclassification of securities or otherwise, any of the securities as to which purchase rights under the Warrants exist into the same or a different number of securities of any other class or classes, each Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under the Warrant immediately prior to such reclassification or other change, and the Exercise Price (as defined in the Warrant Certificate) therefor shall be appropriately adjusted, all subject to any further adjustment required by this Section 8.1.

          (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company, at any time while the Warrants, or any portion thereof, are outstanding and unexpired, shall split, subdivide or combine the shares of Capital Stock into a different number of securities of the same class, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. When any adjustment is required to be made to the initial or adjusted Exercise Price, the Company shall forthwith determine the new Exercise Price, prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Exercise Price, and cause a copy of such statement to be mailed to each Holder of Warrants within ten (10) days of such determination.

          (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If, at any time while the Warrants, or any portion hereof, are outstanding and unexpired, the holders of the securities issuable upon exercise thereof shall have received, or on or after the record date fixed for the determination of eligible stockholders shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company, by way of dividend or other distribution, then and in each case, such Warrant shall thereafter represent the right to acquire, in addition to the number of shares of the security issuable upon exercise of such Warrant, and without payment by the Holder of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Holder would have held on the date of such exercise had such Holder been the holder of record of the security receivable upon exercise of such Warrant on the date of this Agreement and had thereafter, during the period from the date of this Agreement to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8.1.

          8.2 STATEMENT ON WARRANT. Irrespective of any adjustments in the Exercise Price, the Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issuable pursuant to this Agreement.

     SECTION 9. NO RIGHTS AS SHAREHOLDERS. Neither the Warrants nor any Warrant Certificate shall confer upon the Grantee, the Holder, or any transferee thereof, as holder of Warrants, the right to vote, to receive dividends or other distributions, to consent or to receive notice as a shareholder in respect of any meeting of shareholders, or any other rights whatsoever as a shareholder of the Company. Nothing in this Section affects the rights of any person as a holder of Capital Stock.

     SECTION 10. NOTICES. All notices or communications hereunder shall be in writing, addressed as follows:

          if to the Company:

                  Henry Company
                  2911 Slauson Avenue
                  Huntington Park, California  90255

                  Attention:  Jeffrey A. Wahba
                  Fax No.:  (213) 581-7764

          if to the Grantee:

                  Warner W. Henry Living Trust
                  c/o Henry Group of Companies
                  2911 Slauson Avenue
                  Huntington Park, California  90255

                  Attention:
                  Fax No.:  (213 ) 581-7764

          Any such notice or communication shall be deemed given (i) when made, if made by hand delivery or by fax with confirmation of transmission, (ii) one business day after being deposited with a next-day courier, postage prepaid, or
(iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

     SECTION 11. AMENDMENT. The Company may from time to time supplement, modify or amend this Agreement, and waivers or consents to departures from the provisions hereof may be given, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interest of the Holder. Except as provided above, this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Holder and the Company.

     SECTION 12. MERGER OR CONSOLIDATION OF THE COMPANY. The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

     SECTION 13. GOVERNING LAW. This Agreement shall be construed, interpreted and governed in accordance with the laws of the State of California without regard to its conflicts-of-law provisions.

     SECTION 14. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, subject to the restrictions upon transfer and assignment as set forth herein or in the Shareholders Agreement referred to herein.

     SECTION 15. SEVERABILITY. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

     SECTION 16. ENTIRE AGREEMENT. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, agreements or understandings between the parties hereto with respect to the subject matter hereof.

     SECTION 17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

          IN WITNESS WHEREOF, the parties hereto have duly executed it on the day and year first above written.

                                      HENRY COMPANY, a California corporation


                                           /s/ Jeffrey A. Wahba
                                          --------------------------------------
                                      By:  Jeffrey A. Wahba
                                           -------------------------------------
                                      Its: Secretary and Chief Financial Officer
                                           -------------------------------------

Attest:

                                      WARNER W. HENRY LIVING TRUST
Secretary

                                      By: /s/ Warner W. Henry
                                          ----------------------------------
                                          Warner W. Henry
                                      Its:
                                          ----------------------------------

                                                                       EXHIBIT A

                            [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE COMPANY'S REQUEST, PROVIDE TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A WARRANT AGREEMENT, DATED AS OF OCTOBER 1, 1997. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY.

No. ______________________         Warrant to Purchase _________ Shares
                                                            of Common Stock

                                                       _________ Shares
                                                      of Class A Common Stock


          THIS CERTIFIES that ___________________________ or registered assigns is the registered holder (the "Holder") of warrants (the "Warrants") to purchase _______ shares of Class A Common stock, ___ par value per share, and _______ shares of Common stock, ___ par value per share (together, the "Capital Stock"), of Henry Company, a California corporation (the "Company"), on the terms set forth in that certain Warrant Agreement, dated as of October 1, 1997 (the "Warrant Agreement"), between the Company and __________________, at any time on or before the Expiration Date (defined below), by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed, at the principal office of the Company, and by paying in full a price per share set forth on Exhibit A (as adjusted in accordance with the terms of the Warrant Agreement) (the "Exercise Price").

          Payment of the Exercise Price may be made by the Holder hereof in United States currency by certified or cashier's check or by wire transfer to the Company or by the exchange of shares of Capital Stock valued at the Fair Market Value thereof (determined in accordance with the terms of the Warrant Agreement).

          Subject to the terms contained in the Warrant Agreement, this Warrant may be exercised, at any time after October 1, 1997, in whole and from time to time in part, at the option of the Holder hereof, until 5:00 p.m., Los Angeles time on, October 1, 2012 (the "Expiration Date"). The Warrant may not be exercised after the Expiration Date and shall thereafter become void.

          Upon the purchase of less than all of the shares of Capital Stock purchasable upon exercise of all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing Warrants to purchase the shares of Capital Stock not purchased.

          Prior to the Expiration Date, the Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates representing the right to purchase the same number of shares, upon surrender of this Warrant Certificate at the principal office of the Company.

          Upon certain events provided for in the Warrant Agreement, the Exercise Price and the kind and amount of securities purchasable upon the exercise of Warrants are required to be adjusted.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share that the Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Holder consents by acceptance hereof. Capitalized terms not otherwise defined in this Warrant Certificate shall have the meaning given thereto in the Warrant Agreement.

          This Warrant Certificate shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Company.

          This Warrant Certificate shall be construed, interpreted and governed by the laws of the State of California without regard to its conflicts-of-law provisions.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.




Attest:                            By:________________________________________
                                        Name:_________________________________
                                        Title:________________________________

_________________________
Secretary

                                 ELECTION TO PURCHASE


          The undersigned hereby irrevocably elects to exercise Warrants
represented by this Warrant Certificate and to purchase              shares of
Class A Common Stock and / or
             shares of Common Stock issuable upon such exercise, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:         __________________________________________
                  (Name)



                  (Address, Including Zip Code)


                  (Social Security or Tax Identification Number)

DELIVER TO:       __________________________________________
                  (Name)


                  (Address, Including Zip Code)


          In payment of the purchase price with respect to Warrants exercised the undersigned hereby tenders payment of $__________ in accordance with the terms of the Warrant Agreement. If the number of shares purchased hereby is fewer than all the shares purchasable upon exercise of all of the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the remaining number of shares purchasable upon exercise of the remaining Warrants be issued and delivered as set forth below:

Name of Warrantholder or Assignee:____________________
                                        (Please Print)
Address:_____________________________________



Signature:_____________________________________     Dated:_______________

          (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Signature Guaranteed:___________________

                                                            EXHIBIT B

                                   ASSIGNMENT FORM


     To assign Warrants, fill in the form below: (I) or (we) assign and transfer this Warrant to

______________________________________________________________________________
(Insert Assignee's social security or Tax ID number)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________ to transfer such Warrants on the books of the Company. The agent may substitute another to act for him.


                                   __________________________________________
                                   Signature(s)

                                   __________________________________________

                                        Note:  The above signature(s) must
                                        correspond with the name written   upon
                                        the face of this Warrant Certificate in
                                        every particular, without alteration or
                                        enlargement or any change whatsoever.
                                        If this Warrant Certificate is held of
                                        record by two or more joint owners, all
                                        such owners must sign.

___________________
Date

___________________________________
Signature Guaranteed*

*Note:    The signature must be guaranteed by an institution which is a member or one of the following recognized signature guarantee programs:

     (1)  The Securities Transfer Agent Medallion Program

          (STAMP);

     (2)  The New York Stock Exchange Medallion Program
          (MSP); or

     (3)  The Stock Exchange Medallion Program (SEMP).

                                 WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE COMPANY'S REQUEST, PROVIDE TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A WARRANT AGREEMENT, DATED AS OF OCTOBER 1, 1997. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY.

No.       1                            Warrant to Purchase 12,000 Shares
   ___________                                                     Common Stock

                                                          388,000 Shares
                                                        of Class A Common Stock


          THIS CERTIFIES that the Warner W. Henry Living Trust or registered assigns is the registered holder (the "Holder") of warrants (the "Warrants") to purchase 12,000 shares of Class A Common Stock, no par value per share, and 388,000 shares of Common Stock, no par value per share (together, the "Capital Stock"), of Henry Company, a California corporation (the "Company"), on the terms set forth in that certain Warrant Agreement, dated as of October 1, 1997 (the "Warrant Agreement"), between the Company and the Holder, at any time on or before the Expiration Date (defined below), by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed, at the principal office of the Company, and by paying the applicable price per share for such Capital Stock (depending on the date of exercise) as set forth on Exhibit A hereto (as adjusted in accordance with the terms of the Warrant Agreement) (the "Exercise Price").

          Payment of the Exercise Price may be made by the Holder hereof in United States currency by certified or cashier's check or by wire transfer to the Company or by the exchange of shares of Capital Stock valued at the Fair Market Value thereof (determined in accordance with the terms of the Warrant Agreement).

          Subject to the terms contained in the Warrant Agreement, this Warrant may be exercised, at any time after October 1, 1997, in whole and from time to time in part, at the option of the Holder hereof, until 5:00 p.m., Los Angeles time on, September 30, 2012 (the "Expiration Date"). The Warrant may not be exercised after the Expiration Date and shall thereafter become void.

          Upon the purchase of less than all of the shares of Capital Stock purchasable upon exercise of all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate representing Warrants to purchase the shares of Capital Stock not purchased.

          Prior to the Expiration Date, the Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates representing the right to purchase the same number of shares, upon surrender of this Warrant Certificate at the principal office of the Company.

          Upon certain events provided for in the Warrant Agreement, the Exercise Price and the kind and amount of securities purchasable upon the exercise of Warrants are required to be adjusted.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share that the Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Holder consents by acceptance hereof. Capitalized terms not otherwise defined in this Warrant Certificate shall have the meaning given thereto in the Warrant Agreement.

          This Warrant Certificate shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Company.

          This Warrant Certificate shall be construed, interpreted and governed by the laws of the State of California without regard to its conflicts-of-law provisions.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                   HENRY COMPANY, a California
                                   corporation


Attest:                            By:  _____________________________________
                                        Name:  ______________________________
                                        Title: ______________________________
_________________________
Secretary

                                 ELECTION TO PURCHASE


          The undersigned hereby irrevocably elects to exercise Warrants
represented by this Warrant Certificate and to purchase              shares of
Class A Common Stock and / or
             shares of Common Stock issuable upon such exercise, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:         _____________________________________
                  (Name)



                  (Address, Including Zip Code)


                  (Social Security or Tax Identification Number)

DELIVER TO:       _____________________________________
                  (Name)


                  (Address, Including Zip Code)


          In payment of the purchase price with respect to Warrants exercised the undersigned hereby tenders payment of $__________ in accordance with the terms of the Warrant Agreement. If the number of shares purchased hereby is fewer than all the shares purchasable upon exercise of all of the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the remaining number of shares purchasable upon exercise of the remaining Warrants be issued and delivered as set forth below:

Name of Warrantholder or Assignee:___________________
                                        (Please Print)
Address:_______________________________________



Signature:___________________________________     Dated:________________

          (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Signature Guaranteed:_________________

                                     EXHIBIT A


                                   HENRY COMPANY

                           SHARES AVAILABLE FOR PURCHASE
                             UPON EXERCISE OF WARRANTS:

                          CLASS A COMMON STOCK     12,000
                          COMMON STOCK            388,000


                                                    PRICE PER SHARE
                                                    ---------------
               DATE OF                         CLASS A
          WARRANT  EXERCISE                COMMON STOCK - $    COMMON STOCK - $
          -----------------                ----------------    ----------------
   October 1, 1997 to September 30, 2002        12.94                12.94

   October 1, 2002 to September 30, 2003        15.53                15.53

   October 1, 2003 to September 30, 2004        18.12                18.12

   October 1, 2004 to September 30, 2005        20.71                20.71

   October 1, 2005 to September 30, 2006        23.29                23.29

   October 1, 2006 to September 30, 2007        25.88                25.88

   October 1, 2007 to September 30, 2008        28.47                28.47

   October 1, 2008 to September 30, 2009        31.06                31.06

   October 1, 2009 to September 30, 2010        33.65                33.65

   October 1, 2010 to September 30, 2011        36.24                36.24

   October 1, 2011 to September 30, 2012        38.82                38.82